UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 16, 2006
NORTEL NETWORKS CORPORATION
(Exact name of registrant as specified in its charter)

CANADA	001-07260	NOT APPLICABLE
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA (Address of principal executive offices)	L6T 5P6 (Zip Code)
Registrant’s telephone number, including area code 905-863-0000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure
Nortel Networks Corporation (the “Company”) is making publicly available by furnishing under cover of this Current Report on Form 8-K certain supplementary financial information, including “Adjusted EBITDA” and “Consolidated Fixed Charges” (measures relevant to covenants under the Notes referred to in Item 8.01 below) and ratio of earnings to fixed charges data, in each case for the periods specified, attached hereto as Exhibits 99.5 and 99.6.
Item 8.01.     Other Events.
On June 16, 2006, the Company announced that its principal direct operating subsidiary, Nortel Networks Limited (“NNL”), commenced a proposed offering of senior unsecured notes (the “Notes”) to qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States under Regulation S under the Securities Act, subject to market and other conditions. The Notes to be issued by NNL would be fully and unconditionally guaranteed by the Company and initially guaranteed by the Company’s indirect subsidiary, Nortel Networks Inc. (“NNI”). The press release announcing the proposed offering is being issued pursuant to and in accordance with Rule 135c under the Securities Act and a copy of this press release is attached hereto as Exhibit 99.4 and incorporated by reference herein.
The Company and NNL are also making publicly available certain additional information. This additional information includes new audited consolidated financial statements as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, restated only to reflect the change in the Company’s and NNL’s reportable segments effective January 1, 2006, as well as the management’s discussion and analysis of financial condition and results of operations (“MD&A”) section and portions of the business description contained in the Company’s Annual Report on Form 10-K/ A for the year ended December 31, 2005 (the “Company Form 10-K/ A”) and NNL’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Business Description”), also revised only to reflect the new reportable segments. The Company’s new financial statements, MD&A and portions of the Business Description are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference herein. The new financial statements and MD&A supersede and replace in their entirety the corresponding historical audited consolidated financial statements (Item 8) and MD&A section (Item 7) included in the Company’s Form 10-K/A. The new Business Description should be read together with Item 1 included in the Company’s Form 10-K/A.
Item 9.01.      Financial Statements and Exhibits.
(d) Exhibits

23	Consent of Deloitte & Touche LLP.
99.1	Audited Consolidated Financial Statements and the notes thereto of the Company, prepared in accordance with United States generally accepted accounting principles, as of December 31, 2005 and 2004 and for each of the years in the three year period ended December 31, 2005, restated only to reflect the change in reportable segments.
99.2	The MD&A, revised only to reflect the change in reportable segments.
99.3	Portions of the Business Description, revised only to reflect the change in reportable segments.
99.4	Press release issued by the Company on June 16, 2006
99.5	Supplementary financial information of the Company referred to in Item 7.01.
99.6	Computation of Ratio of Earnings from Continuing Operations to Fixed Charges of the Company for the years ended December 31, 2005, 2004, 2003, 2002 and 2001.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/s/ Katherine B. Stevenson

Katherine B. Stevenson
Treasurer

By:	/s/ Anna Ventresca

Anna Ventresca
Assistant Secretary
Dated: June 16, 2006

EXHIBIT INDEX

Exhibit No	Description

23	Consent of Deloitte & Touche LLP.
99.1	Audited Consolidated Financial Statements and the notes thereto of the Company, prepared in accordance with United States generally accepted accounting principles, as of December 31, 2005 and 2004 and for each of the years in the three year period ended December 31, 2005, restated only to reflect the change in reportable segments.
99.2	The MD&A, revised only to reflect the change in reportable segments.
99.3	Portions of the Business Description, revised only to reflect the change in reportable segments.
99.4	Press release issued by the Company on June 16, 2006.
99.5	Supplementary financial information of the Company referred to in Item 7.01.
99.6	Computation of Ratio of Earnings from Continuing Operations to Fixed Charges of the Company for the years ended December 31, 2005, 2004, 2003, 2002 and 2001.

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